Exhibit 10.6.2

FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This FIRST AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT dated as of August 2, 2017 (this “Amendment”), is entered into by and among:
(i)Walter Investment Management Corp. (the “Company”); and
(ii)each undersigned entity, in each such entity’s respective capacity as lender under, or as nominee, investment adviser, sub-adviser, or investment manager, as applicable, to certain funds, accounts, and other entities (including subsidiaries and affiliates of such funds, accounts, and entities) that is a lender (in its respective capacity as such, each, a “Term Lender,” and, collectively, the “Term Lenders” and, together with their respective successors and permitted assigns and any subsequent Term Lender that becomes party hereto in accordance with the terms hereof, each, a “Consenting Term Lender,” and, collectively, the “Consenting Term Lenders”) party to that certain Amended and Restated Credit Agreement, dated as of December 19, 2013 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement,” and the term loan facility thereunder, the “Term Loan Facility”), by and among the Company, as the borrower, Credit Suisse AG, as administrative agent (together with any successor administrative agent, in each case, in such capacity, the “Administrative Agent”), the other term lenders party thereto and the other lenders party thereto.
The Company, each Consenting Term Lender, and any subsequent Person that becomes a party hereto in accordance with the terms hereof are referred to herein as the “Parties” and individually as a “Party.”
Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Restructuring Support Agreement, dated as of July 1, 2017 (as amended, supplemented, or otherwise modified and in effect from time to time, the “RSA”).
RECITALS
WHEREAS, as of the date hereof, the Company and the Requisite Term Lenders desire to enter into this Amendment to modify Section 3(b) of the RSA.

NOW THEREFORE, in consideration of the premises and mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments.

(a)	The definition of “Consent Solicitation and Exchange Offer” is hereby amended to replace the reference to “Annex C” with “Annex B”.

(b)	The definition of “Consent Solicitation Statement and Exchange Offer Memorandum” is hereby amended to replace the reference to “Annex C” with “Annex B”.

(c)	Section 3(b) of the RSA is hereby deleted in its entirety and replaced with the following:

(i)
Transfers. Each Consenting Term Lender agrees that, for the duration of the Support Period, such Consenting Term Lender shall not sell, transfer, loan, issue, participate, pledge, hypothecate, assign or otherwise dispose of (other than ordinary course pledges and/or swaps) (each, a “Transfer”), directly or indirectly, in whole or in part, any of its Claims, including any beneficial ownership in any such Claims, or any option thereon or any right or interest therein, unless the transferee thereof either (A) is a Consenting Term Lender (with respect to a transfer by a Consenting Term Lender) or (B) prior to such Transfer, agrees in writing for the benefit of the Parties to become a Consenting Term Lender and to be bound by all of the terms of this Agreement applicable to Consenting Term Lenders (including with respect to any and all Claims it already may hold against or in the Company prior to such Transfer) by executing a joinder agreement, a form of which is attached hereto as Exhibit D (a “Joinder Agreement”), and delivering an executed copy thereof within two (2) business days of such execution, to (i) Weil, Gotshal and Manges LLP (“Weil”), as counsel to the Company, and (ii) Kirkland & Ellis LLP, as counsel to an ad hoc group of Consenting Term Lenders (“Kirkland”), in which event (x) the transferee (including the Consenting Term Lender) shall be deemed to be a Consenting Term Lender hereunder to the extent of such transferred Claims and (y) the transferor shall be deemed to relinquish its rights (and be released from its obligations) under this Agreement to the extent of such transferred Claims (such transfer, a “Permitted Transfer” and such party to such Permitted Transfer, a “Permitted Transferee”). Each Consenting Term Lender agrees that any Transfer of any Claim that does not comply with the terms and procedures set forth herein shall be deemed void ab initio, and the Company and each other Consenting Term Lender shall have the right to enforce the voiding of such Transfer.

(ii)
Notwithstanding anything to the contrary herein, (A) a Qualified Marketmaker that acquires any Claims subject to this Agreement held by a Consenting Term Lender with the purpose and intent of acting as a Qualified Marketmaker for such Claims, shall not be required to become a party to this Agreement as a Consenting Term Lender, if (x) such Qualified Marketmaker transfers such Claims (by purchase, sale, assignment, or other similar means) within the earlier of ten (10) business days of its acquisition and the plan voting deadline (if applicable) to a Permitted Transferee and the transfer otherwise is a Permitted Transfer, and (y) such Consenting Term Lender shall be solely responsible for the Qualified Marketmaker’s failure to comply with this Section 3(b), and (B) to the extent any Party is acting solely in its capacity as a Qualified Marketmaker, it may Transfer any ownership interests in the Claims that it acquires from a holder of Claims that is not a Consenting Term Lender to a transferee that is not a Consenting Term Lender at the time of such Transfer without the requirement that the transferee be or become a signatory to this Agreement or execute a Transfer Agreement.

(iii)
This Agreement shall in no way be construed to preclude the Consenting Term Lenders from acquiring additional Claims; provided that (A) any Consenting Term Lender that acquires additional Claims during the Support Period shall promptly notify Weil and Kirkland of such acquisition, including the amount of such acquisition, and (B) such acquired Claims shall automatically and immediately upon acquisition by a Consenting Term Lender be deemed subject to the terms of this Agreement (regardless of when or whether notice of such acquisition is given to the Company).

(iv)
This Section 3(b) shall not impose any obligation on the Company to issue any “cleansing letter” or otherwise publicly disclose information for the purpose of enabling a Consenting Term Lender to Transfer any Claims.  Notwithstanding anything to the contrary herein, to the extent the Company and another Party have entered into a separate agreement with respect to the issuance of a “cleansing letter” or other public disclosure of information, the terms of such confidentiality agreement shall continue to apply and remain in full force and effect according to its terms.

2.
Effectiveness. This Amendment shall become effective and binding when counterpart signature pages to this Amendment have been executed and delivered by the Parties constituting Company and the Requisite Term Lenders.

3.
Miscellaneous. Except as expressly set forth herein, the RSA is and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights of the Company or the Consenting Term Lenders, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the RSA.

4.	Survival. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto.

5.	Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

6.
Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts (including by electronic transmission of signature pages hereto), and all of such counterparts taken together shall be deemed an original and to constitute one and the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, solely in their respective capacity as officers of the undersigned and not in any other capacity, as of the date first set forth above.
WALTER INVESTMENT MANAGEMENT CORP.

By: /s/Gary L. Tillett________________
Name:    Gary L. Tillett
Title:     Executive Vice President & Chief Financial Officer

[Signature Page to Amendment No. 1 to RSA]

Exhibit 10.6.2

By: Credit Suisse Asset Management, LLC,
In its capacity as investment manager, sub-adviser or similar capacity on behalf of holders of the Term Loan B of Walter Investment Management Corp
By: /s/ David Mechlin_____________
Name:     David Mechlin
Title:     Authorized Signatory

By: Marathon Asset Management, LP on behalf of certain funds advised by it as lenders
By: /s/ Dan Lalli______________
Name:     Dan Lalli
Title:     Authorized Signatory

AGF FLOATING RATE INCOME FUND
BY: Eaton Vance Management as Investment Manager
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

EATON VANCE CDO X PLC
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

[Signature Page to Amendment No. 1 to RSA]

Eaton Vance CLO 2014-1 Ltd.
By: Eaton Vance Management Portfolio Manager
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

DaVinci Reinsurance Ltd.
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

Eaton Vance Loan Holding Limited
By: Eaton Vance Management as Investment Manager
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

Eaton Vance Floating-Rate Income Plus Fund
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

[Signature Page to Amendment No. 1 to RSA]

EATON VANCE FLOATING-RATE INCOME TRUST
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

Eaton Vance International (Cayman Island) Floating-Rate Income Portfolio
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

EATON VANCE SENIOR INCOME TRUST
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

Eaton Vance Short Duration Diversified Income Fund
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

[Signature Page to Amendment No. 1 to RSA]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

EATON VANCE LIMITED DURATION INCOME FUND
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

Eaton Vance Floating Rate Portfolio
By: Boston Management and Research as Investment Advisor

By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

Brighthouse Funds Trust I – Brighthouse/Eaton Vance Floating Rate Portfolio
By: Eaton Vance Management as Investment Sub-Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

[Signature Page to Amendment No. 1 to RSA]

Florida Power & Light Company
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO
BY: Eaton Vance Management as Investment Sub-Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

Renaissance Investment Holdings Ltd
By: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

Columbia Funds Variable Series Trust Ii – Variable Portfolio-Eaton Vance Floating-Rate Income Fund
By: Eaton Vance Management as Investment Sub-Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

[Signature Page to Amendment No. 1 to RSA]

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor
By: /s/ Michael B. Botthof__________
Name:    Michael B. Botthof
Title:     Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND
BY: Eaton Vance Management as Investment Advisor
By: /s/ Michael B. Botthof____________
Name:    Michael B. Botthof
Title:     Vice President

[Signature Page to Amendment No. 1 to RSA]